Exhibit 10.14

Execution Version

CONSENT AND SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

(the “Consent”)

December 20, 2024

TO THE LENDERS UNDER THE LOAN AGREEMENT REFERENCED BELOW

Re:

Third Amended and Restated Loan and Security Agreement dated as of April 23, 2023 (as amended, modified, supplemented or extended from time to time, the “Loan Agreement”) among GUARDIAN PHARMACY SERVICES, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors from time to time party thereto, REGIONS BANK in its capacity as administrative and collateral agent (in such capacity and together with its successors and assigns, the “Agent”) and the Lenders from time to time party thereto. Capitalized terms used but not otherwise defined herein have the meanings provided in the Loan Agreement.

Guardian Investor, Inc., a Georgia corporation (“Guardian Investor”), is a wholly-owned Domestic Subsidiary of the Borrower with no current operations.

Notwithstanding that Section 8.17 of the Loan Agreement requires that each wholly-owned Domestic Subsidiary of each Credit Party become a Guarantor to the Loan Agreement, the Credit Parties have requested that the Lenders (by act of the Required Lenders) consent to excluding Guardian Investor from becoming a Guarantor to the Loan Agreement for so long as it exists without operations.

Prior to the effectiveness of this Consent, the Credit Parties shall have caused each other wholly-owned Domestic Subsidiary of the Credit Parties to become a Guarantor to the Loan Agreement in compliance with Section 8.17 of the Loan Agreement (the “Guarantor Joinder”).

In connection with the Guarantor Joinder, Schedule 9.2 to the Loan Agreement is hereby amended in its entirety to read in the form attached hereto as Exhibit A.

On or before the date that is:

(a) 60 days after the date hereof (or such later date as may be agreed to in writing by Agent in its sole discretion), the Credit Parties shall cause that certain UCC financing statement #038-2023-004919, filed in Georgia on March 3, 2023, listing Guardian Pharmacy of Tampa, LLC, as debtor and Cardinal Health 110 LLC, as agent, as secured party, to be amended to reflect a collateral description that conforms to the collateral grant of Inventory set forth in that certain Security Agreement dated as of March 12, 2012, between Parmed Pharmaceuticals, Inc., and Guardian Pharmacy of Tampa, LLC;

(b) 60 days after the date hereof (or such later date as may be agreed to in writing by Agent in its sole discretion), the Credit Parties shall (x) deliver one or more subordination agreements with Cardinal Health (or its appliable affiliate) substantially in the form of the existing subordination agreements with respect to the Liens listed on the first paragraph of Schedule 9.2, attached hereto as Exhibit A, described in (i) that certain UCC-1 Financing Statement Number 2006000006677145, dated July 13, 2006, filed with the Indiana Secretary of State, and (ii) that certain UCC-1 Financing Statement Number 038-2012-000627, dated January 25, 2012, filed with the Clerk of Superior Court, Coweta County, Georgia or (y) cause such UCC-1 Financing Statements named in the preceding clause (b)(x) to be terminated; and

Execution Version

(c) 90 days after the date hereof (or such later date as may be agreed to in writing by Agent in its sole discretion), the Credit Parties shall cause that certain UCC financing statement #0602011-01574, filed in Georgia on February 24, 2011, listing Guardian Pharmacy of NW Florida, LLC, as debtor, and McKesson Corporation, as secured party, and that certain UCC financing statement #0602011-02562, filed in Georgia on March 24, 2011, listing Guardian Pharmacy of NW Florida, LLC, as debtor, and McKesson Corporation, as secured party, in each case, to be terminated.

The foregoing, collectively, the “Specified Liens”.

By executing and returning this Consent as provided below, your institution is providing its consent to (a) the exclusion of Guardian Investor from becoming a Guarantor to the Loan Agreement and (b) the amendment of Schedule 9.2 to the Loan Agreement; provided, however, that nothing herein shall (i) waive or amend any other condition or requirement set forth in the Loan Agreement and (ii) preclude the Agent (in its reasonable discretion in consultation with the Lenders) from requiring Guardian Investor to become a Guarantor under the Loan Agreement if it commences operations.

Please sign and return a copy of this Consent by 12:00 noon Eastern time on Friday, December 20, 2024 to acknowledge your institution’s consent to the exclusion of Guardian Investor as a Guarantor to the Loan Agreement. Upon receipt of signature pages to this Consent from the Required Lenders, the Agent and the Credit Parties, this Consent will become effective immediately following the Guarantor Joinder (and a notice of its effectiveness will be posted for Lenders). The consent of the Lenders (by action of the Required Lenders) provided herein is a one-time consent and shall not be construed to be a waiver of, or consent to non-compliance with, or in any way obligate the Lenders or the Agent to waive compliance or to consent to non-compliance with, any other provision under the Loan Agreement or any other Credit Document. This Consent shall be deemed to be, and is a Credit Document.

Please return signed consents (a pdf copy via email, followed by overnight delivery of two originals) to:

matthew.ruby@haynesboone.com Phone: 980-771-8256	Haynes and Boone, LLP 650 S. Tryon Street Suite 700 Charlotte, NC 28202 Attn: Matt Ruby

This Consent will be effective upon receipt of signed consents from the Required Lenders under the Loan Agreement and the acknowledgment and agreement of the Borrower and each of the Guarantors.

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

	By:	/s/ Allen Riley
Name: Allen Riley
Title: Director

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Allen Riley
Name: Allen Riley
Title: Director

[Signature Pages Continue]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

[Signature Pages Continue]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT

CADENCE BANK,
as a Lender

By:	/s/ Zachary Colby
Name: Zachary Colby
Title: Assistant Vice President

[Signature Pages Continue]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT

ACKNOWLEDGED AND AGREED

BY EACH OF THE UNDERSIGNED

AS OF THE DATE FIRST WRITTEN

ABOVE:

BORROWER:	GUARDIAN PHARMACY SERVICES, INC.,
a Delaware corporation,

	By:	/s/ David K. Morris
Name: David K Morris
Title: Chief Financial Officer

[SEAL]

[Signature Pages Continue]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT

GUARANTORS:	GUARDIAN PHARMACY OF BIRMINGHAM, LLC,
GUARDIAN PHARMACY OF JACKSONVILLE, LLC,
GUARDIAN PHARMACY OF SOUTHEAST FLORIDA, LLC,
GUARDIAN PHARMACY OF SOUTHEAST GEORGIA, LLC,
GUARDIAN PHARMACY OF TEXAS, LLC,
GUARDIAN PHARMACY OF TUCSON, LLC,
GUARDIAN PHARMACY OF PIEDMONT CAROLINAS, LLC,
GUARDIAN PHARMACY OF DAYTONA, LLC,
GUARDIAN PHARMACY OF ORLANDO, LLC,
GUARDIAN PHARMACY OF TAMPA, LLC,
GUARDIAN PHARMACY OF TENNESSEE ONE, LLC,
GUARDIAN PHARMACY OF TENNESSEE THREE, LLC,
GUARDIAN PHARMACY OF SOUTH CAROLINA ONE, LLC,
GUARDIAN PHARMACY OF MAINE, LLC,
GUARDIAN PHARMACY OF NW FLORIDA, LLC,
GUARDIAN PHARMACY OF ATLANTA, LLC,
GUARDIAN PHARMACY OF MADISON, LLC,
GUARDIAN PHARMACY OF INDIANAPOLIS NUCLEAR, LLC,
GUARDIAN PHARMACY OF EASTERN NC, LLC,
GUARDIAN PHARMACY OF VIRGINIA, LLC,
GUARDIAN PHARMACY OF MINNESOTA, LLC,
GUARDIAN PHARMACY OF KNOXVILLE, LLC,
GUARDIAN PHARMACY OF OKLAHOMA, LLC,
GUARDIAN PHARMACY OF TULSA, LLC,
GUARDIAN PHARMACY OF SOUTHWEST FLORIDA, LLC,
GUARDIAN PHARMACY OF INDIANAPOLIS LTC, LLC,
GUARDIAN PHARMACY OF TENNESSEE TWO, LLC,
GUARDIAN PHARMACY OF MISSOURI, LLC,
GUARDIAN PHARMACY OF IOWA, LLC,
GUARDIAN PHARMACY OF ST. LOUIS, LLC,
GUARDIAN PHARMACY OF GRAND RAPIDS, LLC,
GUARDIAN PHARMACY OF CINCINNATI, LLC,
GUARDIAN PHARMACY OF SOUTHERN CALIFORNIA, LLC,
GUARDIAN PHARMACY OF NORTHERN VIRGINIA, LLC,
GUARDIAN PHARMACY OF GRAND ISLAND, LLC,
GUARDIAN PHARMACY OF OKLAHOMA CITY, LLC,
each, a Georgia limited liability company

By:	/s/ David K. Morris
Name:	David K. Morris
Title:	Chief Financial Officer

[SEAL]

[Signature Pages Continue]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT

GUARDIAN PHARMACY, LLC,
GUARDIAN PHARMACY OF ARIZONA, LLC,
each, an Indiana limited liability company

By:	/s/ David K. Morris
Name:	David K. Morris
Title:	Chief Financial Officer

[SEAL]

[Signature Pages End]

GUARDIAN PHARMACY SERVICES, INC.

CONSENT